UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

_________________

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6197 Cornerstone Court E, Suite 108 San Diego, California 92121
(Address of principal executive offices)

(858) 362-2250
(Registrant's telephone number)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Telanetix, Inc. (the "Company" or "Telanetix"), with the Securities and Exchange Commission on September 18, 2007 (the "Initial 8-K"), announcing its acquisition of AccessLine Holdings, Inc. ("AccessLine"), a Delaware corporation.  AccessLine is a Bellevue, Washington-based provider of hosted VoIP services to the small-and-medium business marketplace.

As permitted under Items 9.01(a) and (b) of Form 8-K, in the Initial 8-K, Telanetix indicated that it would file financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Initial 8-K must have been filed.  This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01.  The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01 pertaining to the Company's acquisition of AccessLine. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following financial statements of AccessLine are being filed with this report as Exhibit 99.1:

•	Independent Auditor's Report;
•	Consolidated Balance Sheets as of December 31, 2006 and 2005;
•	Consolidated Statements of Operations for the years ended December 31, 2006 and 2005;
•	Consolidated Statements of Changes in Stockholders’ Deficit for the years ended December 31, 2006 and 2005;
•	Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005;
•	Notes to Consolidated Financial Statements;
•	Consolidated Balance Sheet as of June 30, 2007 (Unaudited);
•	Consolidated Statement of Operations for the six months ended June 30, 2007 (Unaudited);
•	Consolidated Statement of Changes in Stockholders’ Deficit for the six months ended June 30, 2007 (Unaudited);
•	Consolidated Statement of Cash Flows for the six months ended June 30, 2007(Unaudited); and
•	Notes to Consolidated Financial Statements (Unaudited).

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2007;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005; and
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Telanetix's financial position or results of operations actually would have been had Telanetix completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

(c)	Not Applicable.
(d)	Exhibits

No.         Description
99.1	Financial Statements listed in Item 9.01(a)
99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELANETIX, INC.

Dated: November 7, 2007	By:	/s/ Thomas A. Szabo
Thomas A. Szabo Chief Executive Officer